POWER OF ATTORNEY  KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that  the  undersigned  hereby  constitutes,  designates and appoints Jeffrey H. Miller, Tracy A. Porter, Carol B. Samaan and Brittany N. Harris as such  person’s  true  and  lawful  attorneys‐in‐fact  and  agents,  each  with  full  power  of  substitution  and  resubstitution  and  full  power  to  act  alone  and  without  the  other,  for  the  undersigned  and  in  the  undersigned’s name, place and stead, in any and all capacities, to:   (a) prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID (or any successor form), including  amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords  enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) or  any rule or regulation of the SEC promulgated thereunder;  (b) execute for and on behalf of the undersigned, in any capacity including without limitation in the undersigned’s capacity as an officer and/or director of Healthpeak Properties, Inc. (the “Company”),  or as a trustee, beneficiary or settlor of a trust, Forms 3, 4, and 5 in accordance with Section 16(a) of the  Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and Form  144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and  the rules thereunder, or any successor forms;  (c) do  and  perform  any  and  all  acts  for  and  on  behalf  of  the  undersigned  that may  be necessary or desirable to complete and execute any such Form 3, 4, or 5 or such Form 144, complete and  execute any amendment or amendments thereto, and timely file such form with the SEC and any stock  exchange or similar authority; and  (d) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney‐in‐fact, may be of benefit to, in the best interest of, or legally required by,  the undersigned, it being understood that the documents executed by such attorney‐in‐fact on behalf of  the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms  and conditions as such attorney‐in‐fact may approve in such attorney‐in‐fact’s discretion.  The undersigned hereby grants to each such attorney‐in‐fact full power and authority to  do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the  exercise  of  any  of  the  rights  and  powers  herein  granted,  as  fully  to  all  intents  and  purposes  as  the  undersigned might or could do if personally present, with full power of substitution and resubstitution or  revocation,  hereby  ratifying  and  confirming  all  that  such  attorney‐in‐fact,  or  such  attorney‐in‐fact’s  substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the  rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys‐in‐fact, in  serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming  any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act and/or Rule 144  under the Securities Act.

[Signature Page to Power of Attorney]  This Power of Attorney shall remain in full force and effect until the earliest to occur of (a)  the  undersigned  is  no  longer  required  to  file  Forms  3,  4,  and  5  or  Form  144  with  respect  to  the  undersigned’s holdings of and  transactions  in securities  issued by  the Company,  (b) revocation by  the  undersigned in a signed writing delivered to the Company and the foregoing attorneys‐in fact or (c) as to  any attorney‐in‐fact individually, until such attorney‐in‐fact is no longer employed by the Company.  This  Power of Attorney supersedes and replaces all previous Powers of Attorney that I have previously granted  in connection with my reporting obligations under the Exchange Act or the Securities Act with respect to  my holdings of and transactions in securities issued by the Company, and I hereby revoke all previous such  Powers of Attorney that have been granted by me.  IN WITNESS WHEREOF, the undersigned has executed this instrument as of February 28, 2024.  /s/ Richard A. Weiss  Name:  Richard A. Weiss